Exhibit 99.2
WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
CONSOLIDATED EARNINGS
          (in millions)

	REVISED(1)
	Q1		Q2		Q3		Year-to-date		Q4	Year-to-date
	March 30,	April 1,	June 29,	July 1,	Sept. 28,	Sept. 30,	Sept. 28,	Sept. 30,	Dec. 30,	Dec. 30,
	2008	2007	2008	2007	2008	2007	2008	2007	2007	2007

Net sales and revenues:
Weyerhaeuser	$1,671	$2,136	$1,820	$2,400	$1,778	$2,199	$5,269	$6,735	$1,839	$8,574
Real Estate	371	487	354	559	329	598	1,054	1,644	715	2,359

Total net sales and revenues	2,042	2,623	2,174	2,959	2,107	2,797	6,323	8,379	2,554	10,933

Costs and expenses:
Weyerhaeuser:
Costs of products sold	1,399	1,757	1,518	1,978	1,413	1,776	4,330	5,511	1,553	7,064
Depreciation, depletion and amortization	145	154	146	148	148	155	439	457	140	597
Selling expenses	59	70	57	69	57	61	173	200	73	273
General and administrative expenses	148	164	125	157	109	143	382	464	149	613
Research and development expenses	17	16	18	18	14	18	49	52	19	71
Charges for restructuring (2)	1	3	39	1	11	16	51	20	15	35
Charges for closure of facilities (3)	53	3	30	16	—	19	83	38	78	116
Impairment of goodwill (4)	3	22	2	—	6	1	11	23	7	30
Other operating costs (income), net (5) (6)	46	26	(16)	33	50	5	80	64	(34)	30

	1,871	2,215	1,919	2,420	1,808	2,194	5,598	6,829	2,000	8,829

Real Estate:
Costs and operating expenses	327	379	321	415	369	451	1,017	1,245	507	1,752
Depreciation and amortization	4	6	5	5	5	6	14	17	6	23
Selling expenses	36	41	37	45	32	45	105	131	48	179
General and administrative expenses	29	28	27	27	26	26	82	81	18	99
Other operating costs (income), net	(1)	(4)	(1)	5	(4)	(1)	(6)	—	(5)	(5)
Impairment of long-lived assets	33	—	246	12	226	23	505	35	93	128

	428	450	635	509	654	550	1,717	1,509	667	2,176

Total costs and expenses	2,299	2,665	2,554	2,929	2,462	2,744	7,315	8,338	2,667	11,005

Operating income (loss)	(257)	(42)	(380)	30	(355)	53	(992)	41	(113)	(72)

Interest expense and other:
Weyerhaeuser:
Interest expense incurred (7)	(132)	(131)	(126)	(178)	(126)	(131)	(384)	(440)	(132)	(572)
Less: interest capitalized	24	30	21	29	11	29	56	88	30	118
Interest income and other (8)	13	20	117	25	30	20	160	65	18	83
Equity in income (loss) of affiliates	(5)	(1)	3	—	10	1	8	—	(5)	(5)
Real Estate:
Interest expense incurred	(12)	(12)	(14)	(17)	(10)	(15)	(36)	(44)	(13)	(57)
Less: interest capitalized	12	12	14	17	10	15	36	44	13	57
Interest income and other	1	3	—	1	1	2	2	6	2	8
Equity in income of unconsolidated entities (9)	—	18	1	15	14	13	15	46	3	49
Impairment and other investment related charges	(18)	—	(57)	(2)	(6)	(3)	(81)	(5)	(31)	(36)

Loss from continuing operations before income taxes	(374)	(103)	(421)	(80)	(421)	(16)	(1,216)	(199)	(228)	(427)
Income taxes (10)	139	38	214	31	221	11	574	80	96	176

Loss from continuing operations	(235)	(65)	(207)	(49)	(200)	(5)	(642)	(119)	(132)	(251)

Earnings from discontinued operations, net of taxes (11)	87	785	111	81	480	106	678	972	69	1,041

Net earnings (loss)	$(148)	$720	$(96)	$32	$280	$101	$36	$853	$(63)	$790

Basic net earnings (loss) per share:
Continuing operations	$(1.11)	$(0.28)	$(0.98)	$(0.22)	$(0.94)	$(0.02)	$(3.04)	$(0.54)	$(0.63)	$(1.15)
Discontinued operations	0.41	3.37	0.53	0.37	2.27	0.49	3.21	4.38	0.33	4.75

Net earnings (loss) per share	$(0.70)	$3.09	$(0.45)	$0.15	$1.33	$0.47	$0.17	$3.84	$(0.30)	$3.60

Diluted net earnings (loss) per share:
Continuing operations	$(1.11)	$(0.28)	$(0.98)	$(0.22)	$(0.94)	$(0.02)	$(3.04)	$(0.54)	$(0.63)	$(1.15)
Discontinued operations	0.41	3.37	0.53	0.37	2.27	0.49	3.21	4.38	0.33	4.75

Net earnings (loss) per share	$(0.70)	$3.09	$(0.45)	$0.15	$1.33	$0.47	$0.17	$3.84	$(0.30)	$3.60

Dividends paid per share	$0.60	$0.60	$0.60	$0.60	$0.60	$0.60	$1.80	$1.80	$0.60	$2.40

Weighted average shares outstanding (in thousands):
Basic	211,195	233,242	211,262	217,688	211,284	215,154	211,247	222,028	211,135	219,305
Diluted	211,195	233,242	211,262	217,688	211,284	215,154	211,247	222,028	211,135	219,305

Common and exchangeable shares outstanding at end of period (in thousands)	211,243	217,726	211,279	217,759	211,289	211,106	211,289	211,106	211,147	211,147
PRELIMINARY RESULTS — SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
FOOTNOTES TO CONSOLIDATED EARNINGS
          (in millions)

(1)	First quarter 2007 results were revised to reflect an adjustment to reduce the net gain on the Domtar Transaction by $35 million after-tax. This adjustment is included in discontinued operations.

(2)	See detail of restructuring charges by segment on page 4.

(3)	See detail of closure charges by segment on page 4.

(4)	The first quarter of 2007 includes a charge of $22 million for the impairment of goodwill associated with Canadian Wood Products distribution facilities. Goodwill impairment charges recognized in the third and fourth quarters of 2007 and the first and second quarters of 2008 were associated with U.S. Wood Products distribution facilities. Third quarter of 2008 includes a charge of $6 million for the impairment of goodwill associated with the Trus Joist® Commercial division.

(5)	Includes net foreign exchange gains (losses), primarily from fluctuations in Canadian and New Zealand exchange rates:

						Year-to-date			Year-to-date
Q1 2008	Q1 2007	Q2 2008	Q2 2007	Q3 2008	Q3 2007	Q3 2008	Q3 2007	Q4 2007	Q4 2007

$(11)	$7	$3	$29	$(13)	$2	$(21)	$39	$6	$45
(6)	(a)	The first quarter of 2008 includes charges of $18 million related to OSB litigation and $17 million for a change in accounting for our environmental remediation reserves.
(b)	The second quarter of 2008 includes a gain of $52 million related to changes in postretirement benefit plans for salaried employees and a gain of $7 million on sale of properties.

(c)	The third quarter of 2008 includes charges of $31 million for asset impairments related to Wood Products facilities. These charges were partially offset by a $13 million reduction in the reserve for hardboard siding claims.

(d)	The first, second, and third quarters of 2008 include charges of $5 million, $23 million, and $19 million respectively, for the impairment of previously capitalized interest on Real Estate assets.

(e)	The first, second, and fourth quarters of 2007 include charges of $34 million, $12 million, and $6 million, respectively, for asset impairments related to Wood Products facilities.

(f)	The second quarter of 2007 includes a $40 million charge for legal settlements and a contract termination and $6 million in additional charges related to the sale of Canadian Wood Products distribution facilities.

(g)	The third quarter of 2007 includes gains of $9 million on the sale of previously closed facility sites, a $4 million charge for a legal settlement and charges of $13 million to transition to a new IT service provider.

(h)	The fourth quarter of 2007 includes a charge of $10 million for storm-related casualty losses, a gain of $27 million on the sale of an export facility, and gains of $12 million on sales of operations including our New Zealand joint venture.
(7)	The second quarter of 2007 includes a $42 million charge related to the early extinguishment of debt.

(8)	The second quarter of 2008 includes an estimated pre-tax gain of $101 million from the restructuring of our investments in Uruguay.

(9)	The third quarter of 2008 includes $12 million of income from a commercial partnership investment.

(10)	(a) The second quarter of 2008 includes a $14 million tax benefit related to the release of FIN 48 tax liabilities.
(b)	The fourth quarter of 2007 includes a one-time tax benefit of $22 million related to a reduction in the Canadian federal income tax rate.
(11)	Discontinued operations include the net operating results of the Containerboard, Packaging and Recycling business and our Australian operations for all periods presented. Discontinued operations for the first quarter of 2007 also include the net operating results of the Fine Paper business and related assets.

Results of discontinued operations exclude certain general corporate overhead costs that have been allocated to and are included in contribution to earnings for the operating segments. Discontinued operations also include an allocation of net pension and postretirement income or expense. Discontinued operations related to Containerboard, Packaging and Recycling do not include any allocation of interest expense.

Summary results of discontinued operations:	Q1		Q2		Q3		Year-to-date		Q4	Year-to-date
	Q1 2008	Q1 2007	Q2 2008	Q2 2007	Q3 2008	Q3 2007	Q3 2008	Q3 2007	Q4 2007	Q4 2007

Net sales	$1,351	$1,831	$1,436	$1,375	$514	$1,349	$3,301	$4,555	$1,383	$5,938

Net earnings from operations (after-tax) (a)(b)(c)	$87	$64	$111	$85	$16	$106	$214	$255	$91	$346
Net gain (loss) on divestitures and sales (after-tax) (d)	$—	$721	$—	$(4)	$464	$—	$464	$717	$(22)	$695

Net earnings from discontinued operations	$87	$785	$111	$81	$480	$106	$678	$972	$69	$1,041

(a)	The second quarter of 2007 includes an after-tax $18 million gain on the sale of a previously closed box plant site.

(b)	The third quarter of 2007 includes after-tax income of $28 million from the settlement of litigation associated with an Ontario fine paper mill.

(c)	The fourth quarter of 2007 includes a one-time charge of $9 million related to a change in Mexican federal income tax laws.

(d)	The third quarter of 2008 includes an after-tax gain of $158 million on the sale of our Australian operations, and an after-tax gain of $303 million on the sale of the Containerboard, Packaging and Recycling business.
PRELIMINARY RESULTS — SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
NET SALES AND REVENUES:
     (in millions)

	Q1		Q2		Q3		Year-to-date		Q4	Year-to-date
	March 30,	April 1,	June 29,	July 1,	Sept. 28,	Sept. 30,	Sept. 28,	Sept. 30,	Dec. 30,	Dec. 30,
	2008	2007	2008	2007	2008	2007	2008	2007	2007	2007

Timberlands:
Logs	$143	$170	$174	$172	$180	$168	$497	$510	$150	$660
Other products	54	64	50	42	74	84	178	190	72	262

	197	234	224	214	254	252	675	700	222	922

Wood Products:
Softwood lumber	361	574	403	647	393	580	1,157	1,801	440	2,241
Engineered solid section	105	155	121	185	114	155	340	495	113	608
Engineered I-Joists	73	117	86	147	79	124	238	388	79	467
Oriented strand board	105	152	110	153	113	151	328	456	133	589
Plywood	57	100	59	106	48	89	164	295	71	366
Hardwood lumber	80	90	80	99	72	89	232	278	77	355
Other products produced	49	50	51	64	63	61	163	175	51	226
Other products purchased for resale	136	232	161	261	124	200	421	693	154	847

	966	1,470	1,071	1,662	1,006	1,449	3,043	4,581	1,118	5,699

Cellulose Fibers:
Pulp	345	405	355	370	346	345	1,046	1,120	358	1,478
Liquid packaging board	67	56	74	72	73	61	214	189	58	247
Other products	33	21	31	28	28	30	92	79	28	107

	445	482	460	470	447	436	1,352	1,388	444	1,832

Fine Paper: (1)
Paper	—	432	—	—	—	—	—	432	—	432
Coated groundwood	—	26	—	—	—	—	—	26	—	26
Other products	—	1	—	—	—	—	—	1	—	1

	—	459	—	—	—	—	—	459	—	459

Containerboard, Packaging and Recycling: (2)
Containerboard	141	119	118	109	42	99	301	327	130	457
Packaging	987	951	1,074	1,043	388	1,015	2,449	3,009	1,010	4,019
Recycling	113	94	121	103	41	106	275	303	110	413
Bags	23	23	24	23	9	23	56	69	27	96
Other products	33	39	38	49	17	50	88	138	45	183

	1,297	1,226	1,375	1,327	497	1,293	3,169	3,846	1,322	5,168

Real Estate	371	487	354	559	329	598	1,054	1,644	715	2,359

Corporate and Other (3)	117	96	126	102	88	118	331	316	116	432

Less: sales of discontinued operations	(1,351)	(1,831)	(1,436)	(1,375)	(514)	(1,349)	(3,301)	(4,555)	(1,383)	(5,938)

	$2,042	$2,623	$2,174	$2,959	$2,107	$2,797	$6,323	$8,379	$2,554	$10,933

(1)	First quarter 2007 results include 9 weeks of operations for the Fine Paper business and related assets, prior to the distribution of these assets to Weyerhaeuser shareholders.

(2)	Third quarter 2008 results include 5 weeks of operations for the Containerboard, Packaging, and Recycling business, prior to the sale of this business to International Paper.

(3)	Third quarter 2008 results includes 4 weeks of operations for the Australian operations, prior to the sale of this business.
PRELIMINARY RESULTS — SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
CONTRIBUTION (CHARGE) TO PRE-TAX EARNINGS:
          (in millions)

	REVISED (1)
	Q1		Q2		Q3		Year-to-date		Q4	Year-to-date
	March 30,	April 1,	June 29,	July 1,	Sept. 28,	Sept. 30,	Sept. 28,	Sept. 30,	Dec. 30,	Dec. 30,
	2008	2007	2008	2007	2008	2007	2008	2007	2007	2007

Timberlands (2)(3)(4)(6)(7)(8)	$112	$175	$103	$141	$107	$163	$322	$479	$148	$627
Wood Products (2)(3)(4)(6)(9)	(277)	(167)	(164)	(123)	(146)	(131)	(587)	(421)	(313)	(734)
Cellulose Fibers (2)(3)(4)(6)	56	22	42	48	78	79	176	149	80	229
Fine Paper (2)(3)(6)	—	20	—	—	—	—	—	20	—	20
Containerboard, Packaging and Recycling (2)(3)(4)(6)(10)	89	67	105	112	10	104	204	283	99	382
Real Estate (4)(6)(11)	(74)	58	(337)	64	(316)	60	(727)	182	22	204
Corporate and Other (2)(3)(4)(5)(6)(7)(12)	(41)	580	111	(43)	1,369	(14)	1,439	523	(48)	475

	$(135)	$755	$(140)	$199	$1,102	$261	$827	$1,215	$(12)	$1,203

FOOTNOTES TO CONTRIBUTION (CHARGE) TO PRE-TAX EARNINGS
           (in millions)
(1)	First quarter 2007 results were revised to reflect an adjustment to reduce the pre-tax gain on the Domtar Transaction by $53 million. This adjustment is included in Corporate and Other.

(2)	Restructuring charges (reversals) by segment:

							Year-to-date			Year-to-date
	Q1 2008	Q1 2007	Q2 2008	Q2 2007	Q3 2008	Q3 2007	Q3 2008	Q3 2007	Q4 2007	2007

Timberlands	$—	$—	$—	$1	$—	$2	$—	$3	$(2)	$1
Wood Products	—	2	4	—	1	4	5	6	14	20
Cellulose Fibers	—	—	—	—	—	3	—	3	—	3
Fine Paper	—	—	—	—	—	—	—	—	—	—
Containerboard, Packaging and Recycling	—	—	—	1	(1)	—	(1)	1	1	2
Corporate and Other	1	1	35	—	10	7	46	8	3	11

	$1	$3	$39	$2	$10	$16	$50	$21	$16	$37

The above restructuring charges include costs incurred within the company’s discontinued operations.

(3)	Closure charges by segment:

							Year-to-date			Year-to-date
	Q1 2008	Q1 2007	Q2 2008	Q2 2007	Q3 2008	Q3 2007	Q3 2008	Q3 2007	Q4 2007	2007

Timberlands	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Wood Products	53	3	30	15	—	19	83	37	78	115
Cellulose Fibers	—	—	—	—	—	—	—	—	—	—
Fine Paper	—	2	—	—	—	—	—	2	—	2
Containerboard, Packaging and Recycling	8	2	3	3	—	—	11	5	3	8
Corporate and Other	—	—	—	1	—	—	—	1	—	1

	$61	$7	$33	$19	$—	$19	$94	$45	$81	$126

The above closure charges include costs incurred within the company’s discontinued operations.

(4)	Share-based compensation charges recognized by segment:

							Year-to-date			Year-to-date
	Q1 2008	Q1 2007	Q2 2008	Q2 2007	Q3 2008	Q3 2007	Q3 2008	Q3 2007	Q4 2007	2007

Timberlands	$1	$1	$—	$—	$1	$1	$2	$2	$—	$2
Wood Products	3	2	2	2	1	1	6	5	1	6
Cellulose Fibers	2	2	—	—	1	—	3	2	1	3
Containerboard, Packaging and Recycling	3	1	2	2	5	1	10	4	1	5
Real Estate	2	2	1	1	—	—	3	3	1	4
Corporate and Other	15	14	2	5	5	—	22	19	2	21

	$26	$22	$7	$10	$13	$3	$46	$35	$6	$41

The above share-based compensation charges include costs incurred within the company’s discontinued operations.

(5)	Net foreign exchange gains (losses) included in Corporate and Other:

						Year-to-date			Year-to-date
Q1 2008	Q1 2007	Q2 2008	Q2 2007	Q3 2008	Q3 2007	Q3 2008	Q3 2007	Q4 2007	2007

$(11)	$7	$4	$34	$(11)	$2	$(18)	$43	$6	$49

The above foreign exchange gains (losses) include costs incurred within the company’s discontinued operations.
PRELIMINARY RESULTS — SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
FOOTNOTES TO CONTRIBUTION (CHARGE) TO PRE-TAX EARNINGS (CONTINUED)
          (in millions)

(6)	Effective with the first quarter of 2008, the company’s normal pension credits (costs) are no longer being allocated to the Weyerhaeuser operating segments. Effective with the third quarter of 2008, the company’s normal postretirement credits (costs) are no longer being allocated to the Weyerhaeuser operating segments. Normal Weyerhaeuser pension and postretirement credits (costs) are reported in the Corporate and Other segment with the exception of certain union-negotiated postretirement benefits that are reflected in the Cellulose Fibers segment. Pension and postretirement credits (costs) related to real estate operations are reported in the Real Estate segment.

The information presented below excludes gains (losses) for plan curtailments, settlements and special termination benefits. These items are included in net gains from divestitures, gain from changes in postretirement benefit plans and charges for facility closures that are separately addressed in these footnotes.

Pension credits (costs) recognized by segment, excluding charges for curtailments, settlements and special termination benefits:

							Year-to-date			Year-to-date
	Q1 2008	Q1 2007	Q2 2008	Q2 2007	Q3 2008	Q3 2007	Q3 2008	Q3 2007	Q4 2007	2007

Timberlands	$—	$1	$—	$1	$—	$1	$—	$3	$1	$4
Wood Products	—	5	—	11	—	13	—	29	10	39
Cellulose Fibers	—	—	—	4	—	2	—	6	2	8
Fine Paper	—	1	—	—	—	—	—	1	—	1
Containerboard, Packaging and Recycling	—	3	—	10	—	9	—	22	8	30
Real Estate	1	—	—	—	1	(1)	2	(1)	—	(1)
Corporate and Other	38	—	30	1	50	—	118	1	2	3

	$39	$10	$30	$27	$51	$24	$120	$61	$23	$84

Postretirement credits (costs) recognized by segment, excluding charges for curtailments, settlements and special termination benefits:

							Year-to-date			Year-to-date
	Q1 2008	Q1 2007	Q2 2008	Q2 2007	Q3 2008	Q3 2007	Q3 2008	Q3 2007	Q4 2007	2007

Timberlands	$(1)	$(1)	$(1)	$(1)	$—	$(1)	$(2)	$(3)	$(1)	$(4)
Wood Products	(7)	(6)	(6)	(7)	—	(6)	(13)	(19)	(10)	(29)
Cellulose Fibers	(3)	(3)	(3)	(2)	(1)	(4)	(7)	(9)	(3)	(12)
Fine Paper	—	(1)	—	—	—	—	—	(1)	—	(1)
Containerboard, Packaging and Recycling	(5)	(4)	(5)	(4)	—	(5)	(10)	(13)	(7)	(20)
Real Estate	(1)	(1)	(1)	(1)	(1)	—	(3)	(2)	(1)	(3)
Corporate and Other	(6)	(7)	(7)	(6)	12	(5)	(1)	(18)	(13)	(31)

	$(23)	$(23)	$(23)	$(21)	$10	$(21)	$(36)	$(65)	$(35)	$(100)

(7)	Effective July 2008, Weyerhaeuser’s international operations outside of North America are reported as part of the Timberlands segment. These operations, which consist primarily of timberlands and related converting operations in South America, were previously reported as part of the Corporate and Other segment. Segment results for prior quarters have been recast to reflect these operations in a consistent manner. Results of the company’s discontinued Australian operations and the company’s joint venture investment in Uruguay, prior to its restructuring in second quarter of 2008, continue to be reported in the Corporate and Other segment.
(8)	Additional Timberlands notes:
2007:
(a)	The fourth quarter includes a charge of $10 million for storm-related casualty losses and a gain of $27 million on the sale of an export facility.
(9)	Additional Wood Products notes:
2008:
(a)	The first quarter includes a charge of $18 million for a reserve for litigation.

(b)	The second quarter includes a gain of $7 million on the sale of property.

(c)	The third quarter includes charges of $31 million for asset impairments related to Wood Products facilities, $6 million of goodwill impairment and income of $13 million for a reduction in the reserve for hardboard siding claims.
2007:
(d)	The first quarter includes charges of $22 million for the impairment of goodwill associated with Canadian distribution facilities and $34 million in asset impairments related to Wood Products facilities.

(e)	The second quarter includes a charge of $17 million for the settlement of litigation, charges of $12 million for asset impairments related to Wood Products facilities and $6 million in additional charges related to the sale of Canadian distribution facilities.

(f)	The third quarter includes $7 million of income from the sale of a veneer facility and a previously closed distribution center site, charges of $4 million for the settlement of litigation and $4 million for restructuring activities.

(g)	The fourth quarter includes charges of $7 million in goodwill impairments, and $6 million in asset impairments and a gain of $3 million on the sale of a facility.
PRELIMINARY RESULTS — SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
FOOTNOTES TO CONTRIBUTION (CHARGE) TO PRE-TAX EARNINGS (CONTINUED)
          (in millions)
(10)	Additional Containerboard, Packaging and Recycling notes:
2008:
(a)	The first quarter includes an $11 million benefit resulting from the cessation of depreciation on assets held for sale and $6 million of insurance proceeds related to a fire at the Closter, NJ box plant.

(b)	The second quarter includes a $72 million benefit resulting from the cessation of depreciation on assets held for sale, income of $5 million from the sale of property, and charges of $6 million for litigation expenses.

(c)	The third quarter includes only 5 weeks of operations as the sale of our Containerboard, Packaging and Recycling business to International Paper was completed on August 4, 2008.
2007:
(d)	The second quarter includes a $29 million gain on the sale of a previously closed box plant site in California and $3 million in charges related to a fire at the Closter, NJ box plant.

(e)	The third quarter includes $3 million of income related to the sale of a previously closed box plant site.
(11)	Additional Real Estate notes:
2008:
(a)	The first quarter includes charges of $33 million for the impairment of homebuilding assets, $18 million related to WRI investment activities and $4 million for the write-off of pre-acquisition costs.

(b)	The first and third quarters include net losses on land and lot sales of $2 million and $87 million, respectively, or $89 million year-to-date.

(c)	The second quarter includes charges of $246 million for the impairment of homebuilding assets, $57 million related to WRI investment activities and $9 million for the write-off of pre-acquisition costs.

(d)	The third quarter includes charges of $226 million for the impairment of homebuilding assets, $6 million related to WRI investment activities and $3 million for the write-off of pre-acquisition costs, partially offset by income of $12 million from a commercial partnership investment.
2007:
(e)	The first, second, third, and fourth quarters include net gains on land and lot sales of $3 million, $3 million, $30 million, and $79 million, respectively, or $115 million year-to-date.

(f)	The first, second and third quarters each include charges of $1 million, and the fourth quarter includes charges of $3 million, or $6 million year-to-date for the write-off of pre-acquisition costs.

(g)	The second quarter includes a gain of $42 million on the sale of an apartment project.

(h)	The second, third, and fourth quarters include charges for the impairment of long-lived assets of $12 million, $23 million, and $93 million, respectively, or $128 million year-to-date.
(12)	Additional Corporate and Other notes:
2008:
(a)	The first quarter includes charges of $17 million for a change in accounting for environmental remediation liability reserves and $5 million for the impairment of interest that was previously capitalized on Real Estate assets.

(b)	The second quarter includes a $101 million estimated pre-tax gain from the restructuring of our investments in Uruguay, a $52 million pre-tax gain from changes in our postretirement benefit plans covering salaried employees, a charge of $35 million for corporate restructuring activities, and a charge of $23 million for the impairment of interest that was previously capitalized on Real Estate assets.

(c)	The third quarter includes a $1.17 billion pre-tax gain from the sale of the Containerboard, Packaging and Recycling business, a $217 million pre-tax gain from the sale of our Australian operations, a charge of $18 million for corporate restructuring activities, and a charge of $19 million for the impairment of interest that was previously capitalized on Real Estate assets.
2007:
(d)	The first quarter includes a $629 million pre-tax gain, the second quarter includes charges of $4 million, and the fourth quarter includes charges of $19 million related to the distribution of the Fine Paper business and related assets to Weyerhaeuser shareholders.

(e)	The second quarter includes a $23 million charge for legal settlements and a contract termination.

(f)	The third quarter includes a $43 million gain on the settlement of litigation and charges of $20 million for restructuring activities and the transition to a new IT service provider.

(g)	The fourth quarter includes a gain of $9 million on the sale of our New Zealand joint venture.
PRELIMINARY RESULTS — SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
THIRD PARTY SALES VOLUMES:
          (in millions)

	Q1		Q2		Q3		Year-to-date		Q4	Year-to-date
	March 30,	April 1,	June 29,	July 1,	Sept. 28,	Sept. 30,	Sept. 28,	Sept. 30,	Dec. 30,	Dec. 30,
	2008	2007	2008	2007	2008	2007	2008	2007	2007	2007

Timberlands (thousands):
Logs — cunits	811	751	964	761	875	805	2,650	2,317	764	3,081

Wood Products (millions):
Softwood lumber — board feet	1,257	1,657	1,252	1,805	1,197	1,654	3,706	5,116	1,422	6,538
Engineered solid section — cubic feet	6	7	6	10	6	8	18	25	5	30
Engineered I-Joists — lineal feet	56	82	70	108	63	92	189	282	56	338
Oriented strand board — square feet (3/8”)	671	942	637	899	595	835	1,903	2,676	790	3,466
Plywood — square feet (3/8”)	154	310	160	305	135	240	449	855	194	1,049
Hardwood lumber — board feet	87	89	88	99	83	93	258	281	82	363

Cellulose Fibers (thousands):
Pulp — air-dry metric tons	442	594	447	524	422	470	1,311	1,588	482	2,070
Liquid packaging board — tons	71	67	78	82	77	72	226	221	65	286

Fine Paper (thousands): (1)
Paper — tons	—	461	—	—	—	—	—	461	—	461
Coated groundwood — tons	—	38	—	—	—	—	—	38	—	38
Paper converting — tons	—	318	—	—	—	—	—	318	—	318

Containerboard, Packaging and Recycling (thousands): (2)
Containerboard — tons	285	259	234	230	84	205	603	694	263	957
Packaging — MSF	17,537	17,754	18,343	18,965	6,686	18,751	42,566	55,470	18,102	73,572
Recycling — tons	628	654	677	656	251	632	1,556	1,942	638	2,580
Kraft bags and sacks — tons	23	25	24	23	9	25	56	73	26	99

Real Estate:
Single-family homes sold	926	1,684	748	1,139	537	734	2,211	3,557	595	4,152
Single-family homes closed	844	976	869	1,062	720	1,145	2,433	3,183	1,244	4,427
Single-family homes sold but not closed at end of period	1,306	2,207	1,185	2,284	1,002	1,873	1,002	1,873	1,224	1,224

(1)	First quarter 2007 results include 9 weeks of operations for Fine Paper and related assets, prior to the distribution of these assets to Weyerhaeuser shareholders.

(2)	Third quarter 2008 results include 5 weeks of operations for the Containerboard, Packaging, and Recycling business, prior to the sale of this business to International Paper.
PRELIMINARY RESULTS — SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
TOTAL PRODUCTION VOLUMES:
          (in millions)

	Q1		Q2		Q3		Year-to-date		Q4	Year-to-date
	March 30,	April 1,	June 29,	July 1,	Sept. 28,	Sept. 30,	Sept. 28,	Sept. 30,	Dec. 30,	Dec. 30,
	2008	2007	2008	2007	2008	2007	2008	2007	2007	2007

Timberlands (thousands):
Fee depletion — cunits	2,093	2,140	2,177	2,038	2,061	2,029	6,331	6,207	1,937	8,144

Wood Products (millions):
Softwood lumber — board feet	1,187	1,427	1,180	1,451	1,107	1,405	3,474	4,283	1,207	5,490
Engineered solid section — cubic feet	6	6	6	9	6	8	18	23	5	28
Engineered I-Joists — lineal feet	58	87	61	114	60	91	179	292	47	339
Oriented strand board — square feet (3/8”)	697	968	670	847	585	834	1,952	2,649	779	3,428
Plywood — square feet (3/8”)	74	114	95	115	89	110	258	339	84	423
Hardwood lumber — board feet	71	73	67	75	64	80	202	228	66	294

Cellulose Fibers (thousands):
Pulp — air-dry metric tons	455	539	417	419	452	445	1,324	1,403	448	1,851
Liquid packaging board — tons	64	60	77	77	75	72	216	209	74	283

Fine Paper (thousands): (1)
Paper — tons (2)	—	444	—	—	—	—	—	444	—	444
Coated groundwood — tons	—	43	—	—	—	—	—	43	—	43
Paper converting — tons	—	318	—	—	—	—	—	318	—	318

Containerboard, Packaging and Recycling (thousands): (3)
Containerboard — tons (4)	1,558	1,515	1,488	1,506	593	1,575	3,639	4,596	1,510	6,106
Packaging — MSF	18,356	19,007	19,087	19,721	6,933	19,547	44,376	58,275	18,946	77,221
Recycling — tons (5)	1,563	1,619	1,755	1,589	605	1,838	3,923	5,046	1,609	6,655
Kraft bags and sacks — tons	22	23	22	23	8	23	52	69	24	93

(1)	First quarter 2007 results include 9 weeks of operations for Fine Paper and related assets, prior to the distribution of these assets to Weyerhaeuser shareholders.

(2)	Paper production includes unprocessed rolls and converted paper volumes.

(3)	Third quarter 2008 results include 5 weeks of operations for the Containerboard, Packaging, and Recycling business, prior to the sale of this business to International Paper.

(4)	Containerboard production represents machine production and includes volumes that are further processed into packaging and kraft bags and sacks by company facilities.

(5)	Recycling production includes volumes processed in Weyerhaeuser recycling facilities that are consumed by company facilities and brokered volumes.
PRELIMINARY RESULTS — SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
     (in millions)

	March 30,	June 29,	Sept. 28,	Dec. 30,
	2008	2008	2008	2007
Assets

Weyerhaeuser
Current assets:
Cash and cash equivalents	$46	$70	$4,096	$78
Short-term investments	—	—	701	—
Receivables, less allowances	760	754	658	651
Inventories	805	721	712	795
Prepaid expenses	149	133	113	164
Deferred tax assets	146	150	164	132
Current assets of held for sale	1,207	1,265	21	1,194

Total current assets	3,113	3,093	6,465	3,014
Property and equipment	3,950	4,011	4,021	4,112
Construction in progress	321	239	121	289
Timber and timberlands at cost, less fee stumpage charged to disposals	3,812	4,021	4,041	3,769
Investments in and advances to equity affiliates	308	192	196	285
Goodwill	932	931	919	947
Deferred pension and other assets	2,499	2,538	2,259	2,446
Restricted assets held by special purpose entities	914	916	914	916
Noncurrent assets held for sale	4,197	4,247	10	4,248

	20,046	20,188	18,946	20,026

Real Estate
Cash and cash equivalents	16	8	3	21
Receivables, less allowances	60	77	84	63
Real estate in process of development and for sale	1,190	993	860	1,270
Land being processed for development	1,675	1,600	1,453	1,622
Investments in unconsolidated entities, less reserves	43	46	41	58
Other assets	458	581	615	473
Consolidated assets not owned	268	218	214	273

	3,710	3,523	3,270	3,780

Total assets	$23,756	$23,711	$22,216	$23,806

Liabilities

Weyerhaeuser
Current liabilities:
Notes payable and commercial paper	$151	$164	$—	$54
Current maturities of long-term debt	807	870	880	507
Accounts payable	493	507	449	586
Accrued liabilities	862	938	2,211	957
Current liabilities held for sale	469	508	4	503

Total current liabilities	2,782	2,987	3,544	2,607
Long-term debt	6,058	5,996	5,440	6,059
Deferred income taxes	2,562	2,666	2,683	2,554
Deferred pension, other postretirement benefits and other liabilities	1,634	1,265	1,235	1,657
Liabilities (nonrecourse to Weyerhaeuser) held by special purpose entities	763	764	764	765
Noncurrent liabilities held for sale	743	769		748

	14,542	14,447	13,666	14,390

Real Estate
Notes payable and commercial paper	—	—	2	—
Long-term debt	956	1,096	501	775
Other liabilities	360	343	334	432
Consolidated liabilities not owned	198	132	108	228

	1,514	1,571	945	1,435

Shareholders’ Interest

Total liabilities	16,056	16,018	14,611	15,825
Shareholders’ interest	7,700	7,693	7,605	7,981

Total liabilities and shareholders’ interest	$23,756	$23,711	$22,216	$23,806

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION
STATEMENT OF CASH FLOWS
SELECTED INFORMATION (unaudited)
     (in millions)

	Q1		Q2		Q3		Year-to-date		Q4	Year-to-date
	March 30,	April 1,	June 29,	July 1,	Sept. 28,	Sept. 30,	Sept. 28,	Sept. 30,	Dec. 30,	Dec. 30,
	2008	2007	2008	2007	2008	2007	2008	2007	2007	2007

Net cash from operations	$(285)	$(284)	$219	$165	$(101)	$197	$(167)	$78	$555	$633
Cash paid for property and equipment(1)	$(98)	$(114)	$(107)	$(140)	$(77)	$(176)	$(282)	$(430)	$(232)	$(662)
Cash paid for timberlands reforestation(1)	$(16)	$(12)	$(11)	$(12)	$(9)	$(8)	$(36)	$(32)	$(12)	$(44)
Cash received from issuances of debt	$—	$—	$—	$—	$—	$451	$—	$451	$170	$621
Revolving credit facilities, notes and commercial paper borrowings, net	$534	$291	$257	$76	$(1,101)	$108	$(310)	$475	$(432)	$43
Payments on debt	$(4)	$(466)	$(103)	$(1,091)	$(262)	$(54)	$(369)	$(1,611)	$(5)	$(1,616)
Proceeds from the sale of operations	$21	$1,350	$41	$—	$6,351	$107	$6,413	$1,457	$172	$1,629
Repurchases of common stock	$—	$—	$—	$(22)	$—	$(441)	$—	$(463)	$(10)	$(473)

(1) Capital spending is Weyerhaeuser only and excludes Real Estate.
PRELIMINARY RESULTS—SUBJECT TO AUDIT